Supplement dated September 3, 2002 to the Prospectuses Dated November 30, 2001

Advantus Venture Fund, Inc.
Advantus Index 500 Fund, Inc.
Advantus Real Estate Securities Fund, Inc.

Supplement dated September 3, 2002 to the Prospectuses Dated February 1, 2002

Advantus Horizon Fund, Inc.
Advantus Spectrum Fund, Inc.
Advantus Mortgage Securities Fund, Inc.
Advantus Money Market Fund, Inc.
Advantus Bond Fund, Inc.
Advantus Cornerstone Fund, Inc.
Advantus Enterprise Fund, Inc.
Advantus International Balanced Fund, Inc.

I.	These changes, which modify the following sections under the Prospectus heading "Reducing Sales Charges," apply to the Prospectuses for all Advantus Funds except Advantus Money Market Fund:

	Waiver of Sales Charge on Class A Share Purchases. In addition to the other individuals and institutions identified in the Prospectus as eligible to purchase Class A shares without payment of a sales charge, Class A shares may be offered without any sales charge to investors who, within sixty (60) days after redeeming shares of a non-Advantus Fund on which they paid either an initial or deferred sales charge, purchase
Class A shares with those redemption proceeds from Securian Financial or from a broker-dealer that has entered into an agreement with Securian Financial specifically providing for such net asset value purchases.

Waiver of Sales Charges on Class B Share Sales. In addition to the other circumstances described in the Prospectus in which the contingent deferred sales charge applicable to Class B shares will be waived, the contingent deferred sales charge will be waived in connection with Class B shares of a Fund redeemed pursuant to a Systematic Withdrawal Plan, limited annually to Class B shares equal in amount to 12% of the value of your account in the Fund at the time the Systematic Withdrawal Plan is established.


II.	These changes apply to the Prospectuses for all Advantus Funds.  The three paragraphs under the Prospectus heading "Account Requirements" are amended, effective December 2, 2002, to read:

ACCOUNT REQUIREMENTS

Minimum Investment Amounts. A minimum initial investment of $1,000 is required to open your account in a Fund, except that $500 is the minimum initial investment required to open a qualified account or an account in which you have agreed to make investments of not less than $50 under an automatic investment plan ($25 for an automatic investment plan established prior to December 2, 2002). The minimum amount required for a subsequent investment in all types of accounts is $50.

Minimum Account Balance. If for any reason the shares in your account have a value of less than $150 in 2002, or $500 in subsequent years, the Fund has the right to close your account. The Fund usually makes this determination in December of each year. You will be given at least 60 days' written notice to add funds to your account and reestablish the minimum balance.

Low Balance Fee. The Fund will deduct a $10 annual fee from your account in December of each year if your account balance at that time is below $2,000. The low balance fee is waived for qualified accounts and for investors who have aggregate Advantus Fund account assets of $25,000 or more (only shares held directly in the investor's name, rather than in a broker's name, are aggregated for this purpose).

Investors should retain this supplement for future reference.
F. 58097 8-2002